UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 19, 2016

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Applied Optoelectronics, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-36083	76-0533927
(State or incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13115 Jess Pirtle Blvd.

Sugar Land, TX 77478

(address of principal executive offices and zip code)

(281) 295-1800

(Registrant’s telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On February 19, 2016, Applied Optoelectronics, Inc. (the “Company”) entered into two, one year revolving credit facilities totaling NT$320 million (the “Credit Facilities”) with China Trust Commercial Bank Co., Ltd. in Taiwan (the “Bank”). The first credit facility is in the amount of NT$200 million (the “First Credit Facility”). The second credit facility is in the amount of NT$120 million (the “Second Credit Facility”). Borrowing under the Credit Facilities will be used for general corporate purposes.

The Company may draw upon the Credit Facilities from February 19, 2016 until February 18, 2017. The term of each draw shall be between 120 and 180 days. At the end of the draw term the Company will make payment for all principal and accrued interest.

The Company’s obligations under the First Credit Facility will be secured by the Company’s deposit accounts with the Bank. Borrowings under the First Credit Facility for New Taiwan Dollars will bear interest at a rate equal to the Bank’s monthly Corporate Interest Swap Index Rate plus 1.5%; for all foreign currency borrowing interest will bear at a rate equal to the Bank’s Cost of Fund lending rate plus 1.8%.

The Company’s obligations under the Second Credit Facility will be secured by the Company’s certificate of deposit with the Bank. All borrowings under the Second Credit Facility will be based on the Bank’s monthly Corporate Interest Swap Index Rate plus 0.93% annually.

The Bank's current monthly Corporate Interest Swap Index Rate is 0.71% annually. The Bank's current Cost of Fund lending rate is 0.50% annually. The Corporate Interest Swap Index Rate and Cost of Fund lending rates are subject to change from time to time.

The agreements for the Credit Facilities contain representations and warranties, and events of default applicable to the Company that are customary for agreements of this type.

The foregoing description of the Credit Facility does not purport to be a complete statement of the parties’ rights and obligations under the agreement for the Credit Facility and is qualified in its entirety by reference to the full text of the Terms of Credit Line, the General Agreement for Omnibus Credit Line, the Promissory Notes, the Agreement for Individually Negotiated Terms & Conditions, and the Provisions of Collateral and Pledge Agreement copies of which are attached as Exhibit 10.1 through 10.7 to this Current Report on Form 8-K and are incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 of this Current Report on Form 8-K with respect to the Amendment is incorporated by reference herein and made a part hereof.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

10.1	Translation of the Terms of Credit Line, dated January 4, 2016, between Applied Optoelectronics, Inc. and China Trust Commercial Bank Co., Ltd.
10.2	General Agreement for Omnibus Credit Lines, dated February 19, 2016, between Applied Optoelectronics, Inc. and China Trust Commercial Bank Co., Ltd.
10.3	Agreement for Individually Negotiated Terms & Conditions, dated February 19, 2016, between Applied Optoelectronics, Inc. and China Trust Commercial Bank Co., Ltd.
10.4	NT$200 Million Promissory Note, dated February 19, 2016, between Applied Optoelectronics, Inc. and China Trust Commercial Bank Co., Ltd.
10.5	NT$120 Million Promissory Note, dated February 19, 2016, between Applied Optoelectronics, Inc. and China Trust Commercial Bank Co., Ltd.
10.6	Certificate for Provision of Collateral and Pledge Agreement, dated February 19, 2016, between Applied Optoelectronics, Inc. and China Trust Commercial Bank Co., Ltd.
10.7	NT$120 Promissory Note (Certificate of Deposit), dated February 19, 2016, between Applied Optoelectronics, Inc. and China Trust Commercial Bank Co., Ltd.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 25, 2016	APPLIED OPTOELECTRONICS, INC.

	By:	/s/ David C. Kuo
	Name	David C. Kuo,
	Title:	General Counsel and Secretary

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